UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number 811-08348

LORD ASSET MANAGEMENT TRUST

_____________________________________

(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028

_____________________________________

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

_____________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/06-04/30/07

ITEM 1.  REPORT TO STOCKHOLDERS.

THE THOMAS WHITE FUNDS

Capturing Value Worldwide SM

[PICTURE OMITTED]

SEMI-ANNUAL REPORT

APRIL 30, 2007

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

THE THOMAS WHITE FUNDS

Capturing Value Worldwide SM

The recent globalization of capital markets has stimulated healthy growth in developed countries and sharp improvements in many emerging market economies, including China, India, Eastern Europe and Brazil. Significantly, the unprecedented adoption of free-market oriented policies by governments worldwide suggests the possibility of a secular expansion that would benefit all global citizens.

The advisor of the Thomas White Funds searches for attractive investment opportunities among the growing number of domestic and international publicly-traded companies. It fully recognizes the inherit risk in equity investing and attempts to moderate the volatility of its Funds by holding a large number of undervalued securities that are diversified across all major industries. In the International Fund, it attempts to moderate currency and political risk by stressing undervalued stocks and having investments in most of the forty-eight countries covered by the advisor's security analysts.

[MAP OMITTED]

Investing in Companies around the Globe since 1994.

Contents
THE FUNDS' PRESIDENT AND PORTFOLIO MANAGER	1
MESSAGE TO SHAREHOLDERS	2
MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS:	8
THOMAS WHITE AMERICAN OPPORTUNITIES FUND	8
THOMAS WHITE INTERNATIONAL FUND	16
STATEMENTS OF ASSETS AND LIABILITIES	26
STATEMENTS OF OPERATIONS	27
STATEMENTS OF CHANGES IN NET ASSETS	28
NOTES TO FINANCIAL STATEMENTS	29
INVESTMENT TRANSACTIONS	33
FINANCIAL HIGHLIGHTS	35
DISCLOSURE OF FUND EXPENSES	37
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	39

COVER PICTURE

Buddhism entered China from India two centuries after Buddha's death in the 2nd century BC. Despite the popularity of Confucianism and Taoism, 400 years later Buddism's simplicity had allowed it to gain a growing following. Various Buddhist schools eventually developed, assimilating the Chinese civilization's unique character, and shaping its politics, medicine, philosophy and literature. Today, 2,400 years after Buddha's death, India and China have the potential to transform into two of the most powerful countries in the world.

THOMAS S. WHITE, JR.

The Funds' President and Portfolio Manager

[PICTURE OMITTED]

Thomas White is the Funds' President and Portfolio Manager. He has over forty-one years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-one years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm's US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm's research division produces monthly publications and weekly research reports covering 4,000 companies in 48 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders                                                                                June 22, 2007

Mr. White, the President of the Thomas White Funds, wrote this letter on June 22, 2007.

Dear Shareholders and Friends,

We are pleased with the strong market performance so far in 2007, as well as the sizable increase in our new shareholders. My colleagues and I take managing your investments quite seriously. We know no better way to earn your support and the confidence of your financial advisor than to double our investment in the firm's research department. This expansion is designed to enable our shareholders to continue to benefit from the investment options in developed countries and the explosion of new opportunities in emerging markets. Over the twelve year period Thomas White International has managed mutual funds, shareholders have generally enjoyed solid long-term performance. Always aware of unforeseen interim market declines, we continue to design the funds' portfolios for both clear skies and rough weather.
			Developed Markets			Emerging Markets
		World	USA	Europe	Asia	China	India	Brazil	Russia
Region/Country Weight in the World Economy	2002- 2006*	100.0%	22.4%	22.2%	11.0%	15.5%	6.3%	2.9%	1.0%
	Rank	-	#1	-	-	#2	#4	#9	#17

Economic Growth	2006	4.9%	3.3%	2.4%	4.6%	10.3%	9.2%	3.7%	6.7%
(Annual Rate)	2007	4.8%	2.1%	2.5%	4.7%	10.4%	9.3%	4.4%	6.4%
	2008	4.7%	2.8%	2.4%	4.6%	9.5%	7.8%	4.2%	5.9%

Inflation Rate	2006	3.8%	3.2%	3.2%	1.6%	2.5%	6.1%	4.2%	9.7%
(Annual Rate)	2007	3.5%	1.9%	1.9%	2.1%	2.2%	6.2%	3.5%	8.1%
	2008	3.5%	2.5%	2.5%	2.1%	2.3%	4.3%	4.1%	7.5%

Government Spending	2006	-	-2.7%	-1.3%	1.7%	-2.1%	-7.5%	-3.0%	7.5%
Surplus/Deficit	2007	-	-2.4%	-1.0%	1.2%	-2.3%	-7.0%	-2.0%	6.0%
(% of GDP)	2008	-	-2.4%	-1.0%	1.5%	-2.6%	-7.0%	-2.0%	4.5%

Import Export Balance	2006	-	-6.5%	-0.3%	5.6%	9.5%	-2.2%	1.3%	9.8%
Surplus/Deficit	2007	-	-6.6%	-0.7%	5.3%	7.2%	-2.4%	0.8%	6.2%
(% of GDP)	2008	-	-6.0%	-0.4%	5.1%	7.2%	-2.3%	0.3%	5.0%

* GDP weights are adjusted by purchasing power parity, following the approach used by the International Monetary Fund. Source IMF

The 2007-2008 Global Business Outlook

GDP growth has slowed in the United States, remained strong in many other regions of the world, and has accelerated from a low base in Europe. It is noteworthy that the mild slowdown in U.S. business has not influenced the other countries of the world, certainly a break from the past. Given that the past four years of above average world economic growth has not caused many excesses and that inflation is still tame, we expect growth rates to be a bit lower in 2007 and 2008, with the chance of a recession relatively low.

United States

We feel the U.S. economic growth rate will rise from a first quarter low and approach a 2.5% annualized rate by the 4th quarter. The housing crunch will take nearly 1.3% out of the growth rate this year, but the sector will begin a slow recovery in 2008.

Europe, the Americas and Asia

Europe has shown a rare economic independence from the American economy this year by accelerating from modest growth in 2006. Developing Eastern Europe is still booming, as plants in Western Europe have been shifted there to take advantage of lower labor rates and new consumer markets. Russia, South Africa, Canada, Brazil, Australia and other resource rich countries continue to benefit from high oil and mineral prices. Japan will also outgrow the U.S. in 2007, being pulled out of its long slumber by China, the world's new economic locomotive. The same is true for the rest of the countries in the Far East.

China and India

Maintaining close to double digit growth rates, these two countries, with their billion plus populations, continue to rapidly make up lost ground after decades of stagnation caused by governmental adherence to flawed economic policies. It is no accident that our office in Bangalore is growing rapidly.

Energy Prices

We feel oil prices will remain in the range of $75 to $60 dollars a barrel for two to three years. While spikes will be event related, the core level will stay high since there has not been the level of investment necessary to increase supply and excess capacity is limited. Eventually, high prices should force increased investment in alternative fuels and fuel efficiency.

Inflation

Despite rising energy and commodity prices from solid demand growth around the world, inflation has stayed subdued. Rising productivity and labor outsourcing, along with an increase in world trade and has meant heightened competition, allowing businesses few opportunities to raise prices.

Interest Rates

Where countries are growing faster than their resources permit, as in some areas of the developing world, their central banks are raising rates to prevent demand-pull inflation. In the moderately slow growing developed world, most central banks have mildly increased rates (Europe and Japan) to keep inflation at their current low levels. As long as this discipline continues to have its intended effect, short and long rates will stay in a moderate range. Should rates rise appreciably, especially from an unforeseen credit incident becoming a crisis, this would definitely slow worldwide economic expansion and hurt the stock market. While not prescient, we would give a low probability of this occurring.

Currencies

We expect some improvement in the current U.S. account deficit, but movement from $900 billion to $800 billion is insignificant, so there will continue to be long-term pressure on the dollar. We believe the huge U.S. deficit will be eliminated over the next several decades by the depreciation of the greenback. While the dollar will trend lower over the years, there will be many sharp counter trend rallies that will surprise investors. A recent shift toward central bank reserve diversification is currently putting additional pressure on the US dollar.

Property Prices

Real estate prices have been surging throughout Europe, the Americas, Asia, and especially in emerging market countries like China and India. Bubble-like excesses have been driven by the combination of demand, strong economic conditions and low interest rates, as well as liberalization of mortgage terms from lending institutions and the growth of the real estate investment trusts ("REITs") worldwide. Nevertheless, real estate growth and pricing has historically been quite cyclical. Given recent negative "home affordability readings" and growing levels of unsold property on the markets, we feel most of the real estate prices in the world will stay unchanged or decline for several years.

America's Trade Deficit with China - a Serious Concern

American consumers have an insatiable appetite for consumer goods from China, and nothing demonstrates this more clearly than America's trade deficit. At current levels, the United States is borrowing more than $2.3 billion a day from abroad to finance its trade deficit. This will only get worse. While so far the Chinese have been happy to sell their goods to Americans and hold dollars in return, we believe this willingness will weaken. If this results in a sharp, disruptive decline in the dollar, confidence in the world financial system will be shaken. In an attempt to keep a decline orderly, the Federal Reserve would have to raise interest rates sharply to protect the dollar, but this action would abruptly slow U.S. economic activity. At the same time, inflation would jump reflecting the higher cost of Chinese imports. Congress could inadvertently trigger a crisis if it initiates an overly tough protectionist policy in reaction to China's failure to depreciate the Yuan sufficiently, as required by their WTO free trade membership. China has resisted change because its political leaders are desperate to create jobs for the tidal wave of frustrated farmers flooding its cities. Chairman Hu would rather see the country's vast holdings of dollars fall in value than risk the repercussions of a slowdown in job creation brought about an adjustment of the Yuan. Officials fear that even a mild economic slowdown may cause extensive discontent and widespread rioting by the unemployed.

Strong Margins, Healthy Balance Sheets and Reasonable Valuations

Profit margins remain high in most companies around the world and their balance sheets are both strong and liquid. Moreover, stock market valuations appear reasonable in all but a few emerging market countries. As such, we continue to feel comfortable with our portfolio holdings.

We stand beside you as Thomas White Fund shareholders.

The professionals in our firm hold the great majority of their stock market investments in the two Thomas White Funds.

I invite our many new shareholders to visit our Chicago office and meet the professionals' managing your assets. Please always feel free to call me personally at 312-663-8300.

/s/ Thomas S. White, Jr.

Thomas S. White, Jr.

President

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last
35-years than any of its regional sub-indices.
MSCI INDICES (USS)	The regional performance order in each period is shown as rank #1 (best) to #4 (worst).
RETURN PERIODS	WORLD	EUROPE	USA	JAPAN	PACIFIC EX-JAPAN
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-2006	15.2%	21.5% (#2)	10.4% (#4)	15.6% (#3)	23.7% (#1)
1970-2006	10.8%	12.3%	10.8%	11.5%	10.8%

Source: MSCI Barra

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2006 regional returns of 10.8% to 12.3% are the same or close to the 10.8% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching one's long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 68% since the end of the Cold War in
1989. As of October 2005, America's 6,159 exchange-traded stocks now only represent
15% of the 36,214 stocks on the world's 49 exchanges.2
The Growth of World Stock Markets: Regional Weights
1960 to Oct 31,2005[1]	1960	1970	1980	1990	2000	2006[1]
Developed Markets	99.9%	99.8%	99%	97%	96%	85%
United States	72%	66%	57%	43%	51%	39%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	28%
Asia Pacific	3%	8%	16%	27%	15%	15%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	15%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$39.4

1 Source: Thomas White International Ltd.

2 World Federation of Exchanges, Focus-Dec 2006

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L'Oreal, Daimler Chrysler, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios complement one another, in that when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The American Opportunities Fund (Fund) seeks to select the most attractive investment ideas from Thomas Whites domestic analysts, who cover over 2,600 large, mid and small-cap companies trading in the United States. The Fund portfolio is primarily invested in mid-sized US companies, which typically range in market capitalization from $15 billion down to $500 million. The Funds portfolio manager seeks to moderate market volatility and its inevitable negative surprises and create a tax efficient portfolio.

PERFORMANCE

Over the last six months ended April 30, 2007, the Thomas White American Opportunities Fund returned +8.82%. This compares to a +12.24% return for the Russell Midcap Index. The Fund returned +11.24%, +14.11% and +11.74% for the trailing one-, three-and five-year periods compared to +15.25%, +18.64% and + 14.20%, respectively, for the Russell Midcap Index.

The Fund has maintained a strong absolute performance, but the manager's conservative investment approach left the Fund trailing its designated benchmark. Adhering to the Fund's stated goal of including smaller-cap stocks along with a predominance of mid-cap stocks also lowered the Funds performance versus the Russell Midcap Index over the last one, three and five-year periods.

REVIEWING THE PORTFOLIO

As if to punctuate the unpredictable nature and volatility of the market, the last six months has seen an almost complete reversal of the factors and sectors driving the market at the time of our annual report from October 31, 2006.

Individual company performance varied depending on the sector. The strongest performing sectors were industrial, capital goods, commodities and energy. Healthcare, utilities, metals and transportation also had positive returns for the period. Disappointing returns were posted in technology, consumer retail, banking and consumer staples.

Buoyed by rising prices and strong demand, the energy and commodity sectors continued to perform well. Valero Energy (+34.2%), Noble Energy (+20.9%) and Pride International (+18.8%) were the top sector performers for the first half of the fiscal year.

In the general construction sector, cement and aggregate supplier Martin Marietta Materials, Inc. led all stocks, returning +65.1% for the period after being down 10.9% during the previous six months. As projected, earnings reached a record as a result of its pricing power contributing to robust sales and solid cost controls. Highway construction and commercial building business continues to be strong for Martin Marietta.

The capital goods sector was led by light-to-heavy duty truck manufacturer Paccar Inc. (+41.8%) and steel firm Reliance Steel and Aluminum (+28.1%). Additional top portfolio performers included clinical diagnostic instrument manufacturer Dade Behring Holdings Inc. (+34.8%), cigarette manufacturer Loews Corp Carolina Group (+32.4%), healthcare provider Health Net Inc. (+30.2%) and forged castings manufacturer Precision Castparts Corp (+30.1%).

As discussed in the October31, 2006 annual report, our stock selection in the technology sector emphasizes companies with more stable business models. Semiconductor distributor Arrow Electronics (+28.7%), secure communications systems maker Harris Corporation (+20.5%) and Fair Isaac (+0.5%), a consultant providing quantitative tools and data to major marketing organizations were all down between 9% to 11.7% as of October 31, 2006. At that time, as all three companies had positive free cash flows and strong balance sheets, we remained confident in the stocks and are pleased to report their performance turnaround.

Representative companies from the weakest performing sectors - technology, consumer retail and consumer staples - experienced the poorest performances. Shoe manufacturer K-Swiss (-19.2%) missed earnings behind continued pricing pressure and an 18% decline in domestic revenues. On a positive note, K-Swiss' international demand, which accounts for 44% of sales, saw a 47% increase. International wine, beer and spirits marketer Constellation Brands Inc. (-26.5%) reduced inventories as consumers and businesses tightened their belts. Both positions were sold in mid-March. In technology, both CACI International Inc. (-20.5%), an IT and network solutions provider and strategic consultant to the government, along with information technology services provider SRA International Inc. (-27.6%) experienced increased competition combined with decreased government spending.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

(VALUE IN THOUSANDS)

[GRAPH OMITTED]

Thomas White American Opportunities Fund	$24,917.99
Russell Midcap Index	$23,170.92
All data calculated from 03/04/99.

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +131.71% for the Fund and 149.18% for the Russell Midcap. The one-year return for the Fund was +11.24%. The Fund's average annual total return was +10.84%. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Average Annual Returns as of April 30,2007[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	8.82%	6.40%	11.24%	14.11%	11.74%	10.84%
Russell Midcap Index	12.24%	8.35%	15.25%	18.64%	14.20%	11.83%

Operating Expenses (annualized)[2]	Portfolio Turnover (annualized)
Six months ended April 30,2007 1.35%	Six months ended April 30,2007 57.70%

Sector Allocation	% of TNA
Aerospace	1.7%
Banking	5.5%
Building	2.5%
Capital Goods	1.5%
Chemicals	2.9%
Communications	1.7%
Consumer Durables	2.5%
Consumer Retail	6.0%
Consumer Staples	6.3%
Energy	6.9%
Financial Diversified	11.2%
Forest & Paper	0.7%
Healthcare	8.7%
Industrial	3.4%
Insurance	4.5%
Metals	1.4%
Services	9.4%
Technology	5.4%
Transportation	1.9%
Utilities	11.3%
Cash & Other	4.6%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $14.5 billion)	17.7%
MidCap ($1.85-14.5 billion)	75.7%
Small Cap (under $1.85 billion)	2.0%
Cash & Other	4.6%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$16.29	$25.8 million	2.00% with 60 days	None

1 Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than its original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52%.

BUSINESS AND INVESTMENT OUTLOOK

As we enter the second half of the fiscal year, the economic forecast - though tempered by record gasoline prices, the duration and extent of the housing market slump and the response by consumers to these concerns - remains positive. Corporate profits, while slowing their growth, continue at near record levels, unemployment remains low while the job market is strong and inflation is only slightly outside the Federal Reserve's target.

Despite the weaker GDP in the first three months of 2007, reduced inventory levels may result in companies increasing their production as we move into the summer. Our analysts find many US corporations have stronger than normal balance sheets in addition to higher than normal profit margins. We feel that many US corporations will continue to improve their productivity by outsourcing and investing in labor saving technology. The market is maintaining its upward direction with the average S&P 500 stock trading at 17 times earnings, only slightly above the average over the last 70 years and with a broader range of stocks leading the gains than was the case in 2000. Mergers and acquisitions persist, fueling investment as well as providing opportunity and we continue to believe that 2007 should be a year that produces moderate returns.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Investment Portfolio (Unaudited) April 30, 2007
Sector Issue		Shares	Value
COMMON STOCKS (98.4%)
AEROSPACE (1.7%)
Goodrich Bf		3,850	$218,834
Precision Castpart		2,100	218,631
			437,465
BANKING (5.5%)
Bank Of Hawaii		3,900	206,310
Comerica		4,100	253,831
Keycorp New		6,400	228,352
M&T Bank Corp		1,800	200,412
People's United Financial		9,555	190,240
Zion Bancorp		4,250	347,650
			1,426,795
BUILDING (2.5%)
Martin Marietta Materials		4,350	634,317

CAPITAL GOODS (1.5%)
Graco Inc		5,062	199,949
Paccar Inc		2,349	197,269
			397,218

CHEMICALS (2.9%)
Albemarle Corp		4,300	182,535
Rohm & Haas		6,200	317,254
Rpm Intl In		11,600	246,732
			746,521

COMMUNICATIONS (1.7%)
Qwest Communications		22,550	200,244
Tel & Data Sys		2,250	127,800
Telephone & Data Special		2,250	119,273
			447,317

CONSUMER DURABLES (2.5%)
Autoliv Inc		2,300	133,745
Johnson Controls		1,800	184,194
Mohawk Indus		1,000	90,160
Steelcase Inc		12,500	244,000
			652,099

CONSUMER RETAIL (6.0%)
American Eagle Outfitters		9,975	293,963
Ann Taylor Stores		5,100	196,248
Claire's Stores		6,900	224,733
Federated Department Stores		5,400	237,168
Foot Locker		8,950	212,921
Liz Claiborne		4,650	207,948
V F Corp		2,050	180,011
			1,552,992

CONSUMER STAPLES (7.6%)
Cit Group Inc		5,700	340,005
Hormel Foods Corp		10,300	392,327
Loews Corp Carolina		3,500	267,855
Reynolds American		7,600	488,376
Scotts Miracle Co		4,350	195,620
Ww Grainger Inc		3,300	272,646
			1,956,829

ENERGY (6.9%)
Devon Energy Corp		5,000	364,350
Noble Energy		5,050	296,991
Pride Intl		14,300	469,183
Valero Energy		9,200	646,116
			1,776,640

FINANCIAL DIVERSIFIED (9.9%)
AMB Property		7,350	447,689
BRE Properties		5,000	300,200
Developers Realty		5,550	361,305
E*Trade Financial		13,000	287,040
Kimco Realty Corp		7,400	355,718
Prologis Trust		6,850	443,880
T Rowe Price Group		7,200	357,696
			2,553,528

FOREST & PAPER (0.7%)
Rayonier		4,000	173,480

HEALTH CARE (8.7%)
Aetna Inc		2,750	128,920
Becton Dickinson		1,500	118,035
Bio-Rad Labs		2,050	145,079
Covance Inc		5,100	308,550
Dade Behring Holding		9,500	466,545
Health Net		6,200	335,172
Mylan Labs		11,700	256,581
Schein Henry Inc		6,575	342,755
United Health Group		2,612	138,593
			2,240,230

INDUSTRIAL (3.4%)
Ametek Inc		6,000	217,680
Eaton Corp		3,900	347,919
Reliance Steel & Aluminum		5,350	317,790
			883,389

INSURANCE (4.5%)
Berkley W R Corp		6,600	214,434
Commerce Group		10,300	335,883
Genworth Financial		6,400	233,536
Renaissance Re Holding		2,650	143,498
Stancorp Financial Group		4,700	223,720
			1,151,071
METALS (1.4%)
Freeport-Mcmoran		2,211	148,491
Us Steel Corp		2,050	208,157
			356,648
SERVICES (9.4%)
Ameristar Casino		5,850	177,606
Black & Decker		3,400	308,448
Darden Restaurant		7,700	319,396
Starwood Hotels		3,000	201,060
Manpower Inc		6,950	557,738
Mattel		8,700	246,210
Matthews Intl		3,500	147,560
Mastec Inc		17,750	203,593
Republic Service		9,050	252,767
			2,414,378
TECHNOLOGY (5.4%)
Arrow Electronic		14,550	575,016
CACI Intl Inc.		8,524	389,803
Harris Corp		5,350	274,723
Jabil Circuit		6,150	143,295
			1,382,837
TRANSPORTATION (1.9%)
CSX Corp		8,800	379,896
Ryder System		1,950	102,648
			482,544
UTILITIES (11.3%)
Alliant Energy Corp		8,300	363,540
American Electric Power		9,750	489,645
Centerpoint Energy		16,300	306,929
NiSource Inc		12,350	303,687
NSTAR		9,150	328,485
Pepco Holdings		11,150	329,148
PG&E Corp		5,350	270,710
Wisconsin Energy		10,750	524,485
			2,916,629

Total Common Stocks		(Cost $18,642,967)	24,582,927

Short-Term Obligations (1.6%)

Wisconsin Corporate Central Credit
Union Variable Demand Note
4.99%, due 06/21/2007		$1,197,011	1,197,011
Total Short-Term Obligations		(Cost $1,197,011)	1,197,011

Total Investments:	100.1%	(Cost $19,839,978)	25,779,938
Other Assets, Less Liabilities:	(0.1%)		(23,779)
Total Net Assets:	100.0%		$25,756,159

See Notes to Financial Statements

* Non-Income Producing Securities

THOMAS WHITE INTERNATIONAL FUND SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the developed markets of Europe and Asia. It can also invest in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

PERFORMANCE

Over the first six months of the fiscal year ending April 30, 2007, the Thomas White International Fund (Fund) produced an investment return of +17.56%. This compares to a +16.10% return for its benchmark, the MSCI All-Country World ex US (net) Index. The Fund has also enjoyed strong long-term performance since its inception in June of 1994. Its 3-year return of +28.84%, 5-year return of +19.71% and 10- year return of +11.73% have outperformed the benchmark MSCI AC World ex US Index returns of +24.57%, +18.29% and +9.43%, respectively. Its 1-year return was +19.08% versus + 19.69% for the benchmark.

INTERNATIONAL EQUITIES CONTINUE TO OUTPERFORM

The Fund posted positive returns in every major country and region during the six-month period. The Fund also outperformed the respective MSCI regional index in the period. When these returns were translated into US dollars, performance was magnified as major foreign currencies continued to appreciate against the dollar with the Euro, Japanese Yen and British Pound up +6.94%, +2.17% and +4.8% respectively.

As of April 30, 2007, the Fund's portfolio continued to be overweight in Emerging Markets (18.6%) versus its benchmark index (14.9%), while remaining underweight in Europe (including the UK) 50.9% versus 55.4% for the index. We increased the Fund's European exposure by 5% during the period. The Fund's country weight in Japan remained in line with Japanese benchmark equivalents. While all sectors had positive returns, among the strongest sectors were Industrial (+50.7%), Chemicals (+35.3%), Transportation (+29.0%) and Capital Goods (+28.3%). The weakest performing sectors generated positive returns as well and included Consumer Durables (+7.0%), Energy (+5.2%), Consumer Retail (+4.6%) and Technology (+1.0%).

The top portfolio performers underscore the diversity of sector and region strengths driving international equity performance. Emerging Markets continue to buoy returns - especially notable is China, whose economy remains strong even in the face of government efforts to reign in growth. Our over-weighting of Emerging Markets countries within the Fund's portfolio is not a top down strategic decision; it occurred because our analysts continue identifying attractive stocks in these regions.

Emerging market and commodity related stocks continued to be driven by economic growth, high product demand and strong pricing power. Exceptional performers in the Fund's portfolio were Chinese battery and auto parts manufacturer BYD Ltd (+131.2%) which rose due to the strength of demand for its cell phone batteries. Hong Kong listed shipping firms Orient Overseas International Ltd (+95.0%), and China Shipping Development (+74.9%) benefited from the region's robust economy as volumes increased during the period. Orient Overseas also benefited by selling its North American Terminals for $2.35 billion and expects to invest in expanding either its fleet or Asian terminals. Additional strong performance was evident in South African communication services firm MTN Group Ltd (+62.8%),

The performance of Chinese containerboard producer Nine Dragons Paper Holdings (+60.1%), Brazil's metal and mining firm Cia Vale Do Rio Doce (+60.0%) and German carbon products manufacturer SGL Carbon AG (+79.1%) reflect the rise of their commodity prices and global economic growth.

Economic recovery in Europe, plus growing confidence by the region's business executives, combined to push European stock prices higher. While remaining underweight in European securities, we increased our allocation by 5% to 50.9%, during the period. Combined with the strength of the Euro, our stock selection continued to be successful. Strong performance was evident in the returns from Netherlands financial holding company ABN Amro Holding (+68.3%) as it benefited from takeover overtures. Aside from ABN Amro, top performing companies included Sweden's high-tech engineering firm Sandvik AB (+58.7%) and truck maker Volvo AB (+57.2%), Germany's dialysis products manufacturer Fresenius AG (+35.5%) and chemical producer Altana AG (+33.1%), French environmental giant Veolia Environment (+35.9%) and Swiss bank holding company Julius Baer Holding AG (+33.2%).

In Japan, continuing economic growth was reflected in returns from steel firm Sumitomo Metal Industries (+36.2%) and tool maker Makita Corp (+28.6%). However, weak returns from gambling equipment producer Sankyo Co Ltd (-13.8% following a 26% decrease in earnings and 11% drop in sales); financial firm Sumitomo Mitsui Financial Group (-14.0% after downwardly revising its fiscal year profit and income forecasts) and marketing firm Canon Marketing Japan (-17.5% after missing estimates by a small margin despite a 23% sales increase) undermined the Fund's performance in this region.

M & A TRENDS CONTINUE TO BENEFIT THE FUND

Mergers and acquisitions activity continues to be a driving force in the marketplace as private equity funds and corporate capital continue to be invested at near record rates as noted with ABN Amro and Orient Overseas. Other major transactions included AKZO Nobel selling its pharmacy unit to Schering Plough for $ 14.4B, and Altana, which also sold its pharmacy unit, paid a large cash dividend as it focuses on its specialty chemical lines. We believe companies will continue to be acquisitive through 2007 and the Fund looks to continue to benefit from this activity.

PORTFOLIO STRATEGY

Having rebounded from the sharp market decline in late February, the global economy continues to demonstrate strength as reflected in the price of commodities and the projected rates of growth for China - in the 10% range- and other countries. Positively, recent Chinese government attempts to cool the country's market boom, while causing the Shanghai index to fall 15% in a week, have not had the ripple effect on world markets we experienced in late February. The question of consumer confidence regarding the economy along with the volatility of fuel prices, however, may make investors more risk averse, at least in the short term. Going forward, the Fund's portfolio decisions will continue to be bottom-up, not top-down, which is to say we are more confident in our stock selection than in guessing future country or currency returns. Controlled inflation, low interest rates, solid global growth and reasonable market valuations should continue to positively impact global equity markets.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

(VALUE IN THOUSANDS)

[GRAPH OMITTED]

Thomas White International Fund	$42,602.01
MSCI All Country Word EX USA	$28,779.34
All data calculated from 06/28/94

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark. The cumulative return since inception was 326.02% for the Fund and 187.79% for the MSCI All Country World ex US Index. The one-year return for the Fund was 19.08%. The Fund's average annual total return since inception was 11.95%. The MSCI Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Average Annual Returns as of April 30, 2007[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	17.56%	8.51%	19.08%	28.84%	19.71%	11.73%	11.95%
MSCI AC World Ex US Index	16.10%	8.65%	19.69%	24.57%	18.29%	9.43%	8.58%

Operating Expenses (annualized)	Portfolio Turnover (annualized)
Six months ended April 30, 2007 1.40%	Six months ended April 30, 2007 44.77%

Country Allocation	% of TNA
Europe
Belgium	0.5%
Denmark	0.2%
France	11.1%
Germany	8.6%
Ireland	1.8%
Italy	1.0%
Netherlands	3.5%
Norway	1.9%
Portugal	0.5%
Spain	1.6%
Sweden	3.1%
Switzerland	2.1%
United Kingdom	11.3%
North America
Canada	5.5%
Japan
Japan	15.6%
Pacific ex Japan
Australia	2.3%
Hong Kong	2.9%
New Zealand	0.3%
Singapore	3.3%
Emerging Markets
Brazil	2.3%
China	2.2%
Czech Republic	0.3%
Israel	0.2%
Korea	5.3%
Malaysia	1.3%
Mexico	1.9%
Poland	0.6%
Russia	0.7%
South Africa	2.5%
Taiwan	0.1%
Thailand	0.1%

Cash & other assets	4.9%

Sector Allocation	% of TNA
Banking	17.6%
Building	1.4%
Capital Goods	2.2%
Chemicals	4.2%
Communications	5.4%
Consumer Durables	4.8%
Consumer Retail	3.4%
Consumer Staples	6.9%
Energy	6.2%
Financial Diversified	6.4%
Forest & Paper	0.5%
Health care	5.7%
Industrial	4.2%
Insurance	3.9%
Metals	4.4%
Services	5.4%
Technology	5.6%
Transportation	2.6%
Utilities	4.4%
Cash & other	4.9%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$21.29	$198.4 million	2.00% with 60 days	None

1 MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than its original cost.

THOMAS WHITE INTERNATIONAL FUND

Investment Portfolio (Unaudited) April 30, 2007
Country	Issue	Industry	Shares	Value
COMMON STOCKS:	98.3%

AUSTRALIA:	2.3%
	Australia & New Zealand
	Banking Gr	Banking	45,000	$1,143,418
	QBE Insurance Group	Insurance	32,000	813,280
	Rio Tinto Plc	Metals	7,300	1,781,200
	Seven Network Ltd	Services	82,000	769,447
				4,507,345
BELGIUM:	0.5%
	Bekaert Nv	Metals	6,600	936,607

BRAZIL:	2.3%
	Banco Do Brasil Sa	Banking	30,000	1,034,181
	Cia De Gas De Sao Sa	Utilities	4,100,000	756,450
	Cia Vale Do Rio Doce	Metals	51,582	1,775,886
	Itausa-Investimentos	Financial Div.	196,900	1,075,724
				4,642,241

CANADA:	5.5%
	Brookfield Asst Mgmt	Financial Div.	27,750	1,613,663
	Canadian Pacific Railway	Transportation	27,350	1,733,580
	Canadian Tire	Consumer Retail	17,200	1,178,682
	CI Financial Income	Financial Div.	22,250	573,763
	Encana Corp	Energy	27,000	1,415,891
	Petro-Canada	Energy	24,600	1,090,491
	Potash Corp of
	Saskatchewan	Chemicals	8,400	1,509,083
	Rogers Communications
	ADR	Services	27,000	1,030,320
	Talisman Energy	Energy	43,000	815,921
				10,961,394
CHINA:	2.2%
	BYD Co Ltd-H	Industrial	214,000	1,314,752
	China Life Insurance	Insurance	421,800	1,302,940
	China Shipping
	Development	Transportation	432,000	809,698
	Nine Dragons Paper	Forest & Paper	485,000	976,693
				4,404,083
CZECH REPUBLIC:	0.3%
	Unipetrol	Chemicals	51,500	597,117
DENMARK:	0.2%
	H Lundbeck A/S	Health Care	16,500	396,644

FRANCE:	11.1%
	BNP Paribas	Banking	11,100	1,285,795
	Bouygues	Financial Div.	25,300	2,012,248
	Christian Dior	Consumer Staple	29,050	3,746,823
	Credit Agricole Sa	Banking	20,240	850,025
	France Telecom Sa	Communication	51,000	1,488,053
	Saint-Gobain	Industrial	11,100	1,181,769
	Sanofi-Aventis	Health Care	34,600	3,180,069
	Societie Generale	Banking	12,100	2,563,352
	Suez Sa	Utilities	40,500	2,299,578
	Veolia Environnement	Utilities	22,800	1,884,347
	Vivendi	Services	35,000	1,443,908
				21,935,967
GERMANY:	8.6%
	Altana Ag	Health Care	22,200	1,647,506
	Continental Ag	Consumer Durables	8,850	1,236,221
	Deutsche Bank Ag	Banking	26,900	4,151,953
	Deutsche Boerse Ag	Services	5,500	1,295,912
	Fresenius Ag Pfd	Health Care	34,800	2,940,520
	Fresenius Medical Ca	Health Care	4,100	617,926
	RWE Ag	Utilities	11,900	1,262,658
	SGL Carbon Ag	Industrial	50,200	1,948,222
	Wincor Nixdorf Ag	Services	20,900	2,044,559
				17,145,477
HONG KONG:	2.9%
	China Mobile
	Hong Kong Ltd	Communication	150,000	1,354,920
	China Resources Power	Utilities	680,000	1,199,588
	Hang Lung Group	Financial Div.	128,000	491,341
	Hopewell Holdings	Industrial	248,000	1,090,530
	MTR Corp	Transportation	315,000	771,782
	Orient Overseas Intl	Transportation	110,000	926,783
				5,834,944
IRELAND:	1.8%
	Allied Irish Bank	Banking	39,000	1,177,469
	Bank Of Ireland	Banking	55,000	1,173,953
	Grafton Group	Consumer Retail	81,400	1,207,243
				3,558,665
ISRAEL:	0.2%
	Israel Discount Bank	Banking	180,000	378,306

ITALY:	1.0%
	ENI Spa	Energy	57,900	1,923,015

JAPAN:	15.6%
	Asahi Kasei Corp	Chemicals	59,000	414,156
	Brother Industries	Technology	55,000	748,561
	Canon	Technology	46,500	2,601,140
	Canon Sales Co	Services	42,000	818,563
	Honda Motor	Consumer Durables	27,000	929,745
	Isuzu Motors Ltd	Consumer Durables	314,000	1,651,985
	Japan Tobacco	Consumer Staple	430	2,100,187
	Js Group Corp	Building	11,400	257,592
	Makita Corp	Capital Goods	35,000	1,337,329
	Matsushita Electric Wks	Capital Goods	67,000	755,854
	Nitori Co Ltd	Consumer Retail	20,000	956,682
	NTN Corp	Capital Goods	113,000	939,900
	Orix Corp	Financial Div.	7,000	1,865,604
	Ricoh Co Ltd	Technology	86,000	1,886,960
	Sankyo Co Gunma	Services	12,500	548,070
	Santen Pharmaceutical	Health Care	22,000	602,496
	Sega Sammy Holdings	Services	15,600	352,529
	Sompo Japan Insurance	Insurance	24,000	293,688
	Sumisho Computer System	Technology	39,000	803,817
	Sumitomo Metal Industries	Metals	152,000	770,640
	Sumitomo Mitsui Financial	Banking	130	1,138,044
	Sumitomo Realty &
	Development	Financial Div.	40,000	1,475,520
	Suzuken Co Ltd	Consumer Retail	48,000	1,686,528
	Taiyo Yuden Co Ltd	Technology	67,000	1,471,970
	Tanabe Seiyaku Co	Health Care	40,000	516,576
	Tokyo Electric Power	Utilities	17,000	564,048
	Toyota Motor	Consumer Durables	47,500	2,895,329
	Yamaha Corp	Services	33,000	762,396
				31,145,909

MALAYSIA:	1.3%
	Hong Leong Financial
	Group	Banking	450,000	758,970
	Maxis Communications	Communication	257,200	977,077
	Tanjong Plc	Services	160,000	780,832
				2,516,879
MEXICO:	2.4%
	America Movil ADR	Communication	44,100	2,316,573
	Cemex ADR	Building	19,790	643,175
	Desarrolladora Homex	Building	70,000	680,498
	Walmart De Mexico V	Consumer Retail	280,000	1,100,932
				4,741,178
NETHERLANDS:	3.5%
	Abn Amro Holdings	Banking	59,800	2,918,772
	Akzo Nobel	Chemicals	38,100	3,047,219
	Randstad Holdings	Services	12,175	950,884
				6,916,875
NEW ZEALAND:	0.3%
	Fletcher Building	Building	64,700	546,877

NORWAY:	1.9%
	DNB Nor Asa	Banking	159,400	2,274,351
	Orkla Asa	Consumer Staple	95,000	1,515,459
				3,789,810
POLAND:	0.6%
	Grupa Lotos Sa	Energy	22,300	353,772
	Kghm Polska Miedz Sa	Industrial	20,900	791,976
				1,145,748
PORTUGAL:	0.5%
	Energias De Portugal	Energy	165,000	914,859

RUSSIA:	0.7%
	Tatneft	Energy	281,000	1,332,727

SINGAPORE:	3.3%
	Capitamall Trust	Financial Div.	500,000	1,299,600
	Singapore Airlines	Transportation	76,000	904,119
	Singapore Telecom	Communication	590,000	1,276,819
	United Overseas Bank	Banking	221,000	3,086,066
				6,566,604
SOUTH AFRICA:	2.5%
	Anglo American	Industrial	38,200	2,032,580
	Anglo Platinum Ltd	Metals	3,600	581,193
	JD Group Ltd	Consumer Retail	48,000	635,491
	MTN Group Ltd	Communication	61,100	894,895
	Steinhoff International
	Holdings	Consumer Durables	214,800	760,478
				4,904,637
KOREA:	5.3%
	Dongkuk Steel Mill	Metals	55,040	1,503,429
	Hyundai Securities	Financial Div.	48,000	736,138
	Korea Electric Power	Utilities	34,100	705,188
	KT Corp	Communication	30,000	1,347,399
	LG Chemical Ltd	Chemicals	6,000	349,149
	Posco ADR	Metals	13,150	1,377,331
	Samsung Electronics	Technology	5,685	3,482,681
	Woori Finance	Banking	42,200	1,048,615
				10,549,930

SPAIN:	1.6%
	Repsol	Energy	93,900	3,084,333

SWEDEN:	3.1%
	Nordea Bank Ab	Banking	161,500	2,795,080
	Sandvik Ab	Capital Goods	66,000	1,258,864
	Volvo Ab-B Share	Consumer Durables	75,500	1,468,135
	Autoliv Inc	Consumer Durables	9,850	572,777
				6,094,856
SWITZERLAND:	2.1%
	Julius Baer Holding	Banking	38,600	2,691,914
	Swiss Reinsurance	Insurance	16,000	1,510,042
				4,201,956
TAIWAN:	0.1%
	Taiwan Semiconductor	Technology	77,977	158,979
THAILAND:	0.3%
	Siam Cement Pub Co	Building	39,000	281,545
UNITED KINGDOM:	11.3%
	Amvescap Plc	Financial Div.	125,000	1,465,488
	Aviva Plc	Insurance	78,000	1,224,124
	Barclays Plc	Banking	135,000	1,944,729
	British Am Tobacco	Consumer Staple	52,200	1,611,377
	BT Group Plc	Communication	156,900	991,012
	HBOS Plc	Banking	45,600	979,064
	Imperial Chemical	Chemicals	219,500	2,327,863
	Imperial Tobacco	Consumer Staple	86,000	3,726,991
	Resolution Plc	Insurance	101,000	1,303,031
	Royal & Sun Alliance	Insurance	417,600	1,382,339
	Royal Bank Scotland	Banking	42,000	1,607,726
	Royal Dutch Shell B	Energy	40,000	1,417,820
	Shire Plc	Health Care	60,500	1,413,505
	Tate & Lyle	Consumer Staple	75,200	932,751
	Wimpey (George) Plc	Building	29,000	336,322
				22,664,142

Total Common Stocks		(Cost $138,590,234)		188,779,649

SHORT TERM OBLIGATIONS	18.1%
			Principal Amount
	The Northern Trust Company Eurodollar Time Deposit 3.75%, due 05/01/07		$8,338,600	8,338,600

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		32,819,779	32,819,779

Total Short Term Obligations		(Cost $41,158,379)		41,158,379

Total Investments	115.9%	(Cost $165,709,297)	$229,938,028

Other Assets, Less Liabilities:	(15.9)%		(31,492,371)

Total Net Assets:	100.0%		$198,445,657

* Non-Income Producing Securities

All or a portion of securities on loan at April 30, 2007 - See Note 1 (g) to financial statements.

ADR - American Depositary Receipt.

See Notes to Financial Statements

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2007 (Unaudited)

	American Opportunities Fund	International Fund
ASSETS
Investments in securities at market value1	$ 25,779,938	$ 229,938,028
Receivables:
Dividends and interest	18,437	867,148
Reclaims	-------	14,185
Securities sold	-------	56,121
Fund shares sold	4,200	576,898
Due from manager	(132)	-------
Prepaid expenses	5,074	44,129
Total assets	25,807,517	231,496,509
LIABILITIES
Management Fees	20,813	155,363
Accrued expenses	28,094	75,709
Payable for Fund Share Redeemed	2,451	-------
Collateral on loaned securities2	-------	32,819,779
Total liabilities	51,358	33,050,851
NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	18,269,682	134,905,582
Undistributed net investment income (accumulated net investment loss)	137,936	487,603
Accumulated net realized gain (loss)	1,408,581	12,863,057
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,939,960	50,189,415
Net assets	$ 25,756,159	$ 198,445,657
Shares outstanding	1,580,620	9,320,769
Net asset value and offering price per share	$ 16.29	$ 21.29

1. Cost Basis:

American Opportunities Fund: $19,839,978 International Fund: $165,709,297

2. Value of securities out on loan at 4/30/2007: International Fund: $30,402,036

See Notes to Financial Statements.

Statements of Operations

Period Ended April 30, 2007 (Unaudited)

	American Opportunities Fund	International Fund
INVESTMENT INCOME
Income:
Dividends	$ 290,923	$ 1,761,4041
Interest	18,858	107,667
Total investment income	309,781	1,869,071
Expenses:
Investment management fees (note 4)	124,170	857,413
Audit fees and expenses	3,458	21,102
Custodian fees	3,222	49,586
Trustees' fees and expenses	1,047	6,394
Registration fees	11,403	27,277
Transfer agent fees	7,266	19,840
Printing expenses	4,462	25,795
Accounting fee	8,954	39,161
Administration fee	8,954	71,931
Compliance fee	1,242	8,574
Legal fees and expenses	10,911	49,586
Other expenses	4,837	29,309
Total expenses	189,926	1,205,968
Reimbursement from Investment Manager	(17,976)	-------
Net expenses	171,950	1,205,968
Net investment income	137,831	663,103
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) on investments & foreign currency transactions	1,394,334	12,863,057
Net change in unrealized appreciation on investments and foreign currency translations	594,480	14,220,226
Net gain on investments	1,988,814	27,083,283
Net increase in net assets from operations	$ 2,126,645	$ 27,746,386
1 Net of foreign taxes withheld of $195,962. See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)

	American Opportunities Fund		International Fund
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Change in net assets from operations:
Net investment income (loss)	$ 137,831	$ 97,045	$ 663,103	$ 1,185,971
Net realized gain (loss)	1,394,334	2,669,214	12,863,056	8,074,928
Net unrealized appreciation (depreciation) on investments	594,480	181,868	14,220,227	19,376,741
Net increase (decrease) in net assets from operations	2,126,645	2,948,127	27,746,386	28,637,640
Distributions to shareholders:
From net investment income	-------	(92,068)	-------	(1,390,994)
Realized gain	-------	(2,669,277)	-------	(8,075,013)
Total distributions	-------	(2,761,345)	-------	(9,466,007)
Fund share transactions
(Note 3)	(178,937)	3,946,016	23,960,089	50,840,453
Total increase (decrease)	1,947,708	4,132,798	51,706,475	70,012,086
Net assets:
Beginning of period	23,808,451	19,675,653	146,739,182	76,727,096
End of period	$ 25,756,159	$ 23,808,451	$ 198,445,657	$ 146,739,182
Undistributed net investment income (accumulated net investment loss)	$ 137,936	$ 106	$ 487,603	$ (175,500)
See Notes to Financial Statements.

Notes to Financial Statements Period Ended April 30, 2007 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES.

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B) FOREIGN CURRENCY TRANSLATION.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities, including those from investments in securities at the end of the fiscal year, resulting from changes in the exchange rates and market fluctuations.

(C) INCOME TAXES.

It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(D) USE OF ESTIMATES.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME.

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(F) DISTRIBUTIONS TO SHAREHOLDERS.

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING.

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2007 are as follows:
Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$30,402,036	$32,819,779

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:
Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$13,702

(H) REDEMPTION FEE.

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $11,935 and the American Opportunities Fund charged $5,074 in redemption fees for the period ended April 30, 2007, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER.

At April 30, 2007 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.0% and 33.6%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2007, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:
American Opportunities Fund
	Period Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	56,347	$871,767	127,136	$2,060,740
Shares issued on reinvestment of dividends & distributions	------	------	181,862	2,729,749
Shares redeemed	(66,283)	(1,050,704)	(52,124)	(844,473)
Net increase (decrease)	(9,846)	$ (178,937)	256,874	$3,946,016

International Fund
	Period Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	2,172,541	$42,674,457	2,813,349	$50,667,806
Shares issued on reinvestment of dividends & distributions	------	------	517,454	9,345,244
Shares redeemed	(952,265)	(18,714,368)	(513,740)	(9,172,597)
Net increase (decrease)	1,220,276	$ 23,960,089	2,817,063	$50,840,453

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets, which is equivalent to 1% of the Fund's average daily net assets annually. For the fiscal year ended October 31, 2007 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund's average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust and U.S. Bancorp are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bancorp bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds' transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the year ended April 30, 2007 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:
Fund	Purchases	Sales
American Opportunities Fund	$6,205,978	$6,548,073
International Fund	53,042,242	34,070,712

At April 30, 2007 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:
Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$18,642,967	$6,119,478	$(179,517)	$5,939,961
International Fund	138,590,234	52,356,038	(2,166,624)	50,189,414

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.
	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$137,936	$1,408,581	$5,939,961	$-------	$7,486,478
International Fund	487,603	12,863,057	50,189,414	-------	63,540,074

The tax character of distributions paid during the year ended October31, 2006 were as follows:
	Ordinary Income	Long-term Capital Gains	Return of Capital	Total Distributions
American Opportunities Fund	$92,068	$2,669,277	$-------	$2,761,345
International Fund	1,361,471	8,074,928	29,608	9,466,007

Period Ended April 30, 2007 (Unaudited)

FINANCIAL HIGHLIGHTS
American Opportunities Fund
	Period Ended April 30, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.97		$14.75		$14.52		$13.65		$10.54		$10.67

Income from investment operations:
Net investment income (loss)	0.09		0.07		(0.01)		0.03		0.00		0.02
Net realized and unrealized gains (losses)	1.23		2.12		1.76		1.97		3.12		(0.13)
	1.32		2.19		1.75		2.00		3.12		(0.11)

Distributions:
From net investment income	-------		(0.07)		-------		(0.02)		(0.01)		(0.02)
From net realized gains	-------		(1.90)		(1.52)		(1.11)		-------		-------
Tax return of capital	-------		-------		-------		-------		-------	(1)	-------
	-------		(1.97)		(1.52)		(1.13)		(0.01)		(0.02)

Change in net asset value for the year	1.32		0.22		0.23		0.87		3.11		(0.13)
Net asset value, end of year	$16.29		$14.97		$14.75		$14.52		$13.65		$10.54

Total Return	8.82%		14.77%		12.17%		14.60%		29.56%		(1.01)%
Ratios/supplemental data
Net assets, end of year (000)	$25,756		$23,808		$19,676		$16,888		$16,048		$11,303
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.34%	+
Net investment income/loss (net of reimbursement)	1.09%	+	0.44%	+	(0.05%)	+	0.19%	+	0.01%	+	0.17%	+

Portfolio turnover rate	25.58%		44.68%		41.92%		37.30%		28.38%		37.50%

(1)	Less than $0.01 per share.
+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.48% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.1 7)% for the year ended October31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.1 5)% for the year ended October31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October31, 2002.

*	annualized

Period Ended April 30, 2007 (Unaudited)
International Fund
	Period Ended April 30, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003		Year Ended October 31, 2002
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$18.11	$14.52	$12.31	$10.54	$8.62		9.27

Income from investment operations:
Net investment income (loss)	0.08	0.21	0.18	0.12	0.11		0.08
Net realized and unrealized gains
(losses)	3.10	4.63	3.28	1.80	1.94		(0.66)
	3.18	4.84	3.46	1.92	2.05		(0.58)
Distributions:
From net investment income	-------	(0.18)	(0.22)	(0.15)	(0.13)		(0.07)
From net realized gains	-------	(1.07)	(1.03)	-------	-------		-------
	-------	(1.25)	(1.25)	(0.15)	(0.13)		(0.07)

Change in net asset value for the year	3.18	3.59	2.21	1.77	1.92		(0.65)
Net asset value, end of year	$21.29	$18.11	$14.52	$12.31	$10.54		$8.62

Total Return	17.56%	33.39%	28.27%	18.23%	23.77%		(6.28)%
Ratios/supplemental data
Net assets, end of year (000)	$198,445	$146,739	$76,727	$47,106	$38,820		$25,588
Ratio to average net assets:
Expenses (net of reimbursement)	1.40%	1.44%	1.50%	1.50%	1.50%	+	1.50%	+
Net investment income/loss (net of	0.77%	1.07%	1.13%	1.04%	1.14%	+	0.81%	+
reimbursement)
Portfolio turnover rate	20.32%	38.69%	35.72%	45.81%	25.61%		50.00%

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

*	annualized

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2006 through April 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Nov. 1, 2006	Ending Account Value Apr. 30, 2007	Expenses Paid During Period (Nov. 1, 2006 - Apr. 30, 2007)*
American Opportunities Fund
Actual	$1,000.00	$1,081.45	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	6.79
International Fund
Actual	$1,000.00	$1,168.60	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.04

*Expenses are equal to the Funds' annualized expense ratio of 1.35% for the American Opportunities Fund (after waiver and reimbursement) and 1.40% for the International Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Absent limitation of the expenses of the American Opportunities Fund, Ending Account Value would have been lower and Expenses Paid would have been higher.

PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at . Copies may also be obtained by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330).

A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Funds' voting records on proxies relating to portfolio securities for the latest 12 month period ended June 30, 2006 are available without charge upon request by calling the Funds at 1-800-811-0535 and on the SEC's website at http://www.sec.gov.

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees on February 28, 2006, the Board reviewed and considered the Investment Advisory Agreement between Lord Asset Management Trust (the "Trust"), on behalf of the Funds, and Thomas White International, Ltd. (the "Advisor"), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent members of the Board, unanimously approved the continuation of the Investment Advisory Agreement with respect to each Fund. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information derived by Trust management from information prepared by Morningstar Principia ("Morningstar"), independent providers of mutual fund performance, fee and expense information. In considering the Investment Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
o

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Advisor is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, the Advisor's management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds' portfolio manager, and the Advisor's investment and management oversight processes. The Trustees also determined that the Advisor proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

o

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from Morningstar data that the Advisor had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund had outperformed its peer group (based on the category average) for trailing one, three, five and ten year periods. The Trustees noted that the American Opportunities Fund had superior performance to its peer group (based on the category average) over the five year period, but had slightly underperformed in the trailing one and three year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by the Advisor, the Trustees concluded that the Advisor is capable of generating a level of long-term investment performance that is appropriate in light of the Funds' investment objectives, policies and strategies and competitive with many other investment companies.

o

The cost of advisory services provided and the level of profitability. With respect to each Fund, the Trustees noted that the Fund had a competitive performance record, which helped to compensate for each Fund's higher-than-average gross management fee. However, on the basis of comparative information derived from Morningstar data, the Trustees determined that the estimated overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that the Advisor had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund's total average operating expenses to 1.50% of average daily net assets and the American Opportunity Fund's total average operating expenses to 1.35% of average daily net assets for an additional year. Accordingly, on the basis of the Board's review of the fees to be charged by the Advisor for investment advisory services, the investment advisory and other services provided to the Funds by the Advisor, and the estimated profitability of the Advisor's relationship with each Fund, the Board concluded that the level of investment advisory fees and the Advisor's profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the anticipated profitability of the relationship between each Fund and the Advisor.

o

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds' investment advisory fees do not reduce should Fund assets grow meaningfully, the Trustees concluded that the Funds' investment advisory fees appropriately reflect the current economic environment for the Advisor and the competitive nature of the mutual fund market. The Trustees noted that the Advisor has continued to limit the Funds' annual operating expenses by waiving fees and/or reimbursing certain Fund expenses, and further determined that the Funds have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees. The Trustees also noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Advisor, in the future.

o

Benefits (such as soft dollars) to the Advisor from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits described by the Advisor from its relationship with the Funds, including "soft dollar" benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to the Advisor by virtue of the Advisor's provision of administration and fund accounting services, in addition to investment advisory services, at a lower cost to the Funds than that of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds' operations.

o

Other Considerations: In approving the Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that the Advisor has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including expense limitation arrangements with respect to each Fund under which the Advisor may have to waive a portion of its fees to the benefit of Fund shareholders.

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.
Chairman of the Board
and President

James Bay
Trustee

Nicholas G. Manos
Trustee

Thomas Kennedy
Trustee

Elizabeth G. Montgomery
Trustee

Robert Thomas
Trustee

John N. Venson, D.P.M.
Trustee

Douglas M. Jackman, CFA
Vice President and Secretary

David Sullivan II
Treasurer and
Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028

CUSTODIANS
The Northern Trust Company
Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Dechert LLP
Washington, DC

REGISTERED INDEPENDENT ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

TRANSFER AGENT
U.S. Bancorp Fund Services LLC
Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800- 811 -0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

THE THOMAS WHITE FUNDS

Capturing Value Worldwide SM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhitefunds.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)
Date: July 5, 2007

By: /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: July 5, 2007

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.